FOURTH QUARTER 2013 RESULTS Willis Group Holdings February, 2014 Exhibit 99.2

Important disclosures regarding forward-looking statements

This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of
1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following:  the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of those associated with the current Eurozone crisis, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and realize anticipated benefits of any expense reduction initiative, charge or any revenue generating initiatives; our ability to implement and fully realize anticipated benefits of our new growth strategy, volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry, including the impact of our refusal to accept contingent commissions from carriers in the non-Human Capital areas of our retail brokerage business; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases and redemptions; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long term debt agreements that may restrict our ability to take these actions; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; any fluctuations in exchange and interest rates that could affect expenses and revenue; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions that could inhibit our ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to achieve the expected strategic benefits of transactions, including any growth from associates; further impairment of the goodwill of one of our reporting units, in which case we may be required to record additional significant charges to earnings; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; changes in the tax or accounting treatment of our operations and fluctuations in our tax rate; any potential impact from the US healthcare reform legislation; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the potential significant impact our non-core operations (including the Willis Capital Markets & Advisory operations) can have on our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems or failure to maintain secure information systems.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.  For additional information see also
Part I, Item 1A “Risk Factors” included in Willis’ Form 10-K for the year ended December 31, 2012, and our subsequent filings with the Securities and Exchange Commission.  Copies are available online at http://www.sec.gov or on request from the Company.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.  Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

Important disclosures regarding non-GAAP measures
This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules.  We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis.  These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-
GAAP financial measures may differ from other companies and therefore comparability may be limited.

Commissions and fees growth
4Q 2013
Reported Organic
North America 6.6% 5.8%
International 3.0% 3.0%
Global 5.5% 1.4%
Willis Group 5.1% 3.7%

See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16
Organic growth excluding $9.4 million (110 bps) net
negative revenue recognition adjustment would have
been 4.8%
North America –
Excluding $5.3 million (160 bps) positive
revenue recognition adjustment, organic would
have been 4.2%
Growth well distributed across geographic
regions and solid growth in construction
International –
Excluding $14.7 million (510 bps) negative
revenue recognition adjustment,  organic would
have been 8.1%
Good growth across most regions: Western
Europe, Eastern Europe, Latin America,
Australasia. Good growth in Asia, excluding
impact of revenue recognition adjustment
Global –
Mid-single digit growth in Specialty, Reinsurance
down very low-single digits, challenging 4Q
2012 WCMA comparison

Q4 2013 summary financial results

Q4
2013
Q4
2012
Adjustment
to reflect
accrual of
bonuses
throughout
2012 *
Q4 2012  –
“apples to
apples”
comparison
Change
Q4 2013 vs.
Q4 2012
“apples to
apples”
Adjusted operating
income
$  150 m $ 166 m $ (15) m $ 151 m $  (1) m
Adjusted operating
margin
16.3% 19.1% (180) bps 17.3% (100) bps
Reported EPS $  0.37 $ (4.65) $ (0.07) $ (4.72) NM
Adjusted EPS $ 0.42 $   0.45 $ (0.07) $ 0.38 $  0.04
Adjusted tax rate 21% 25%
Average diluted
shares outstanding
182 m 173 m 175 m
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16
Q4 2013 reported and adjusted EPS favorably impacted by $0.01 of F/X movement
NM = not meaningful
* See detailed information on change in remuneration policy on page 7

FY 2013 summary financial results

2013 2012
Adjustment
to reflect
accrual of
bonuses
throughout
2012 *
2012  –
“apples to
apples”
comparison
Change
2013 vs.
2012“apples
to apples”
Adjusted operating
income
$ 730 m $  752 m $ (48) m $ 704 m $  26 m
Adjusted operating
margin
20.0% 21.6% (140) bps 20.2% (20) bps
Reported EPS $  2.04 $  (2.58) $ (0.20) $ (2.78) NM
Adjusted EPS $  2.64 $    2.58 $ (0.20) $ 2.38 $  0.26
Adjusted tax rate 20% 25%
Average diluted
shares outstanding
179 m 173 m 176 m
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16
2013 reported and adjusted EPS unfavorably impacted by $0.02 of F/X movements
NM = Not Meaningful
* See detailed information on change in remuneration policy on page 7

Total expenses

$ millions
Q4
2013
Q4
2012
Total expenses – reported $ 767  $ 1,646 (53.4)%
Goodwill impairment charge - (492)
Write-off of unamortized
retention awards
- (200)
2012 cash bonus accrual - (252)
Insurance recovery - 5
Gain (loss) on disposal of
operations
2 (2)
Total expenses – adjusted $ 769   $705 9.1%
Y-o-Y FX movement 6       -
Total expenses - underlying
$ 775   $ 705 9.9%
Adjustment to reflect accrual of
bonuses throughout 2012
- 15
Total expenses – “apples to
apples” comparison
$ 775 $ 720 7.6%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16
7.6% in Q4 2013 compared to Q4 2012
5.7% in 2013 compared to 2012 (see
page 13 for details)
Apples to apples growth in total expenses:

Salaries and benefits – assuming cash bonus accrued
throughout 2012
Above shows salaries and benefits expense as if we had been accruing for a cash bonus throughout 2012
S&B would have been $15 million higher in the fourth quarter 2012; $48 million higher in full year 2012
This is the basis on which we are accounting for bonuses in 2013 and beyond

$ millions Q1 Q2 Q3 Q4 FY
Salaries and benefits –
adjusted
$ 506 500 502 515 $ 2,023
Amortization of cash
retention awards
(59) (51) (46) (48) (204)
2012 cash bonus
accrual
63 63 63 63 252
Difference 4 12 17 15 48
Salaries and benefits –
assuming cash bonus
accrued
$ 510 512 519 530 $ 2,071
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16

Salaries and benefits

$ millions
Q4
2013
Q4
2012
Salaries and benefits –
reported
$ 569   $ 967 (41.2)%
Write-off of unamortized
retention awards
- (200)
2012 cash bonus accrual - (252)
Salaries and benefits –
adjusted
$ 569   $ 515 10.5%
Y-o-Y FX movement
1      -
Salaries and benefits  -
underlying
$ 570   $ 515 10.7%
Adjustment to reflect accrual of
bonuses throughout 2012
- 15
Salaries and benefits  -
“apples to apples”
comparison
$ 570   $ 530 7.5%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16
Increased headcount in growth products
and regions, mainly 2H13 and
concentrated in Global
Higher production incentives driven by
higher organic growth
Annual salary increases
Full year accrual of increase in North
America 401(k) match
Increased medical insurance claim costs
in North America
“Apples to apples” S&B growth of 7.5%
Driven by:

Other operating expenses
Underlying growth in other operating
expenses of 7.1%
Driven by:
Higher business development
expenses
Higher marketing expenses
Higher professional fees

$ millions
Q4
2013
Q4
2012
Other operating expenses
– reported
$ 161  $ 150 7.3%
Insurance recovery - 5
Other operating expenses
– adjusted
$ 161 $ 155 3.9%
Y-o-Y FX movement 5 -
Other operating expenses
– underlying
$ 166  $ 155 7.1%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16

Balance sheet and cash flow highlights

$ millions
As of
Dec 31,
2013
Dec 31,
2012
Cash $796 $500
$2,326 $2,353
Year ended
Dec 31,
2013
Dec 31,
2012
Cash flow from
operations
$561 $525
$296 million increase in cash at end of 2013
compared to prior year
$36 million increase in cash flow from
operations  in 2013 compared to 2012
2013 highlights:
Capital expenditures of $112 million
$155 million from option exercises
Total debt

APPENDICES

Commissions and fees growth
FY 2013
Reported Organic
North America 5.4% 4.9%
International 3.9% 4.1%
Global 5.7% 5.6%
Willis Group 5.1% 4.9%

See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16
Mid-single digit organic growth across all segments.
Excluding $9.4 million (20 bps) net negative revenue
recognition adjustment organic growth would have
been 5.1%
North America –
Excluding $5.3 million (40 bps) positive revenue
recognition adjustment, organic would have
been 4.5%
Growth across all geographic regions; Human
Capital and Construction practices up mid-
single digits
International –
Excluding $14.7 million (150 bps) negative
revenue recognition adjustment,  organic would
have been 5.6%
Growth across all regions, except UK
Global –
High single digit growth from Reinsurance and
mid single digit growth from Specialty

Total expenses - 2013
2013: Underlying growth in total
expenses of 7.6%
After adjusting 2012 comparison to
reflect the $48 million negative
impact from the change in
remuneration policy, total
expenses up 5.7%

$ millions 2013 2012
Total expenses – reported $ 2,970 $ 3,689 (19.5)%
Fees related to the extinguishment of debt (1) -
Expense reduction initiative (46) -
Goodwill impairment charge - (492)
Write-off of unamortized retention awards - (200)
2012 cash bonus accrual - (252)
India JV settlement - (11)
Gain (loss) on disposal of operations 2 (3)
Write-off of uncollectible accounts
receivable
- (13)
Insurance recovery - 10
Total expenses – adjusted $ 2,925 $ 2,728 7.2%
Y-o-Y FX movement 9 -
Total expenses - underlying $ 2,934 $ 2,728 7.6%
Adjustment to reflect accrual of bonuses
throughout 2012
- 48
Total expenses – “apples to apples”
comparison
$ 2,934 $ 2,776 5.7%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16

Salaries and benefits - 2013
2013: Underlying S&B growth of 8.1%
After adjusting 2012 comparison to
reflect the $48 million negative impact
from the change in remuneration policy,
S&B growth up 5.6%.
Driven by:

$ millions 2013 2012
Salaries and benefits –
reported
$ 2,207 $2,475 (10.8)%
Expense reduction initiative
(29) -
Write-off of unamortized
retention awards
- (200)
2012 cash bonus accrual - (252)
Salaries and benefits –
adjusted
$ 2,178 $2,023 7.7%
Y-o-Y FX movement 9 -
Salaries and benefits  -
underlying
$ 2,187 $2,023 8.1%
Adjustment to reflect accrual of
bonuses throughout 2012
- 48
Salaries and benefits –
“apples to apples”
comparison
$ 2,187 $2,071 5.6%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16
Increased headcount
Increased production incentive
Annual salary increases

Other operating expenses
2013: Other operating expenses
increased 6.3% on both adjusted and
underlying basis
Driven by:
Higher business development expenses
Higher marketing expenses
Higher professional fees
Higher IT & systems expenses

$ millions 2013 2012
Other operating expenses
– reported
$ 616 $ 581 6.0%
Fees related to the
extinguishment of debt
(1) -
Expense reduction initiative (12) -
India JV settlement - (11)
Write-off of uncollectible
accounts receivable
- (13)
Insurance recovery - 10
Other operating expenses
– adjusted
$ 603 $ 567 6.3%
Y-o-Y FX movement - -
Other operating expenses
– underlying
$ 603  $ 567 6.3%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16

Important disclosures regarding non-GAAP measures

Commissions and fees analysis
2013 2012 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees
growth
($ millions) % % %
%
Three months ended
December 31, 2013
North America $353 $331 6.6 0.0 0.8 5.8
International 308 299 3.0 0.4 (0.4) 3.0
Global 250 237 5.5 (0.4) 4.5 1.4
Total $911 $867 5.1 0.0 1.4 3.7
2013 2012 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees
growth
($ millions) % % %
%
Twelve months ended
December 31, 2013
North America $1,377 $1,306 5.4 (0.1) 0.6 4.9
International 1,068 1,028 3.9 (0.2) 0.0 4.1
Global 1,188 1,124 5.7 (0.9) 1.0 5.6
Total $3,633 $3,458 5.1 (0.3) 0.5 4.9

Important disclosures regarding non-GAAP measures

Operating income (loss) to adjusted operating income
2012 2013
(In millions) 1Q 2Q 3Q 4Q FY 1Q 2Q 3Q 4Q FY
Operating Income (Loss) $317 $179 $70 ($775) ($209) $287 $171 $75 $152 $685
Excluding:
Tender related fees - - - - - - - 1 - 1
Expense reduction initiative - - - - - 46 - - - 46
Goodwill impairment charge - - - 492 492 - - - - -
Write-off of unamortized cash retention awards - - - 200 200 - - - - -
2012 cash bonus accrual - - - 252 252 - - - - -
Write-off of uncollectible accounts receivable and
legal fees 13 - - - 13 - - - - -
Net (gain) loss on disposal of operations
- - 1 2 3 - - -
(2) (2)
Insurance recovery - (5) - (5) (10) - - - - -
India JV settlement - - 11 - 11 - - - - -
Adjusted Operating Income $330 $174 $82 $168 $752 $333 $171 $76 $150 $730
  Operating Margin 31.3% 21.3% 9.3% (89.0%) (6.0%) 27.3% 19.2% 9.4% 16.5% 18.7%
  Adjusted Operating Margin 32.6% 20.7% 10.9% 19.1% 21.6% 31.7% 19.2% 9.6% 16.3% 20.0%

Important disclosures regarding non-GAAP measures

Net income (loss) to adjusted net income
2012 2013
(In millions, except per share data) 1Q 2Q 3Q 4Q FY 1Q 2Q 3Q 4Q FY
Net Income from continuing operations $225 $107 $26 ($804) ($446) $219 $105 ($27) $68 $365
Excluding the following, net of tax:
Debt tender related fees - - - - - - - 1 - 1
Debt extinguishment charge - - - - - - - 60 - 60
Expense reduction initiative - - - - - 38 - - - 38
Goodwill impairment charge - - - 458 458 - - - - -
Write-off of unamortized cash retention awards - - - 138 138 - - - - -
2012 cash bonus accrual - - - 175 175 - - - - -
Net (gain) loss on disposal of operations - - 1 2 3 - - - (1) (1)
Write-off of uncollectible accounts receivable and legal fees 8 - - - 8 - - - - -
Insurance recovery - (3) - (3) (6) - - - - -
India JV settlement - - 11 11 - - - - -
Deferred tax valuation allowance - - - 113 113 - - - 9 9
Adjusted Net Income from continuing operations $233 $104 $38 $79 $454 $257 $105 $34 $76 $472
Diluted shares outstanding 176 176 175 175 176 176 178 180 182 179
Net income
per diluted share
$(2.58) $(0.15) $  0.37
Adjusted net income
per diluted share $2.58
$2.04
$2.64 $0.19 $0.59 $1.46 $0.45 $0.22
$0.59
$0.59
$1.24
$1.32
$(4.65) $0.61 $1.28 $0.15
$0.42

IR Contacts Peter Poillon Tel: +1 212 915-8084 Email: peter.poillon@willis.com Mark Jones Tel: +1 212 915-8796 Email: mark.p.jones@willis.com 19

FOURTH QUARTER 2013 RESULTS Willis Group Holdings February, 2014